4Q F e b r u a r y 1 6 , 2 0 2 1 Fourth Quarter 2020 Earnings CO N F E R E N C E C A L L Louis Pinkham Chief Executive Officer Rob Rehard Vice President Chief Financial Officer

©2020 Regal Beloit Corporation 2 4Q 2020 CAUTIONARY STATEMENT Forward Looking Statements This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the proposed acquisition of Rexnord’s PMC business (the “PMC Business”), the benefits and synergies of the proposed transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Company’s, the PMC Business’s or the combined company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s, the PMC Business’s or the combined company’s actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s, the PMC Business’s or the combined company’s actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this communication include: the possibility that the conditions to the consummation of the transaction will not be satisfied; failure to obtain, delays in obtaining or adverse conditions related to obtaining shareholder or regulatory approvals; changes in the extent of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the transaction on the number of shares of Company common stock issuable pursuant to the transaction and the magnitude of the dividend payable to Company shareholders pursuant to the transaction; the ability to obtain the anticipated tax treatment of the transaction and related transactions; risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate the PMC Business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; failure to consummate or delay in consummating the transaction for other reasons; the Company’s ability to retain key executives and employees; risks associated with litigation related to the transaction; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which we do business; fluctuations in commodity prices and raw material costs; dependence on significant customers; risks associated with global manufacturing, including risks associated with public health crises; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; the Company’s overall debt levels and its ability to repay principal and interest on its outstanding debt, including debt assumed or incurred in connection with the proposed transaction; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling or water heating; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that the Company cannot control; product liability and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; dependence on key suppliers and the potential effects of supply disruptions; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the Company’s Annual Report on Form 10-K on file with the Securities and Exchange Commission and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019 on file with the Securities and Exchange Commission and its Quarterly Report on Form 10-Q for the period ended September 26, 2020 and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this communication, and the Company undertakes no obligation to update any forward-looking information contained in this communication or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2020 Regal Beloit Corporation 3 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables in the appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding any sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 4Q 2020

©2020 Regal Beloit Corporation 4 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2020 Results & 1Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2020

4Q 2020

CEO COMMENTARY AND OVERVIEW

- Sales Up 4.9% on an Organic Basis
  - Short Cycle Industrial Recovery Still Ahead
  - 80/20 Pruning Initiatives Reduced Sales by ~190bps
- Adjusted Operating Margin Up 240bps On Cost-Out Initiatives, Mix
  - Incremental Margin of 54%
  - Adjusted Gross Margin Up ~110bps
- Strong Free Cash Flow of $108M
  - FCF Conversion at 175%
- Order Rates Remain Positive in 4Q, Accelerate in January
  - Orders +3% in 4Q, with January +7%**
  - N.A. HVAC Orders +16%** in 4Q
  - Pool Orders +12%** in 4Q

($ in millions, except per share data)	4Q 2019	4Q 2020
Adjusted Net Sales*	$738.0	$780.5
Adjusted Income from Operations*	$77.5	$100.4
Adjusted Operating Margin*	10.5%	12.9%
Adjusted Diluted EPS*	$1.25	$1.78
Free Cash Flow*	$122.2	$107.7

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

** Daily basis

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©2020 Regal Beloit Corporation 6 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2020 Results & 1Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2020

4Q 2020 COMMERCIAL SYSTEMS

Sales
- **Organic Sales* Up 10.1%**
- **Key Drivers**
  - + Pool
  - + China Gains
  - + N.A. G.I.
  - + C-HVAC N.A.
  - – Europe Air Moving (C-19)
  - – 80/20 Account Pruning (~2.1%)

Adjusted Operating Margin*
- **10.5% of Adj. Net Sales**
- **Up 300 bps from Prior Year**
  - + Volume
  - + Net Material Cost
  - + Mix
  - – Expedited Freight

Adjusted Net Sales*
($ Millions)


$202.0
$226.4
4Q19
4Q20

Adjusted Income from Operations*
($ Millions)


$15.1
$23.7
4Q19
4Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Strong Organic Growth, Positive Net Material Cost & Mix Drive Solid Margin Gains

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4Q 2020 INDUSTRIAL SYSTEMS

Sales

- **Organic Sales* ~Flat**
- **Key Drivers**
  - + Data Centers
  - + China
  - – General Industrial (N.A., MENA)
  - – Oil & Gas
  - – 80/20 Account Pruning (~1.8%)

Adjusted Operating Margin*

- **1.9% of Adj. Net Sales**
- **Up 70 bps from Prior Year**
  - + Mix
  - + Cost Reductions
  - – Inventory Charge
  - – Covid Impacts

Adjusted Net Sales*
($ Millions)


$138.0
$139.8
4Q19
4Q20

Adjusted Income from Operations*
($ Millions)


$1.6
$2.6
4Q19
4Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Mix & Cost Reductions Drive Margin Gains; Expect Solid Margin Gains in 2021

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4Q 2020 CLIMATE SOLUTIONS

Sales

- **Organic Sales* Up 9.4%**
- **Key Drivers**
  - + N.A. HVAC
  - + Commercial Refrigeration
  - – EMEA (C-19)
  - – 80/20 Pruning (~3.0%)

Adjusted Operating Margin*

- **18.7% of Adj. Net Sales**
- **Up 160 bps from Prior Year**
  - + Volume
  - + Mix (Distribution, ECM, pruning)
  - + Cost Actions
  - – Expedited Freight
  - – Net Material Cost



Adjusted Net Sales*
($ Millions)
$206.2
$224.5
4Q19
4Q20
Adjusted Income from Operations*
($ Millions)
$35.3
$41.9
4Q19
4Q20

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

HVAC Momentum, Solid Leverage of 36%; Channel Restock Upside Remains

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©2020 Regal Beloit Corporation 10 $191.8 $189.8 4Q19 4Q20 $25.5 $32.2 4Q19 4Q20 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Down 1.9% • Key Drivers – N.A. General Industrial – Upstream Oil & Gas + Aero (Project Win) + Unit Handling (Modsort Gains) + Ag Adjusted Operating Margin* • 17.0% of Adj. Net Sales • Up 370 bps from Prior Year + Cost Reductions + Net Material Cost – Volume POWER TRANSMISSION SOLUTIONS Adjusted Net Sales* ($ Millions) * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2020 Margin Progress Against Still-Recovering End Markets; Short Cycle Recovery Ahead

©2020 Regal Beloit Corporation 11 Capital Expenditures • $17.8 Million in 4Q 2020 • $57.0 Million Expected in FY 2021 Effective Tax Rate (ETR) • 21.9% Adj. ETR* in 4Q 2020 • 21.0% Adj. ETR* Expected in FY 2021 Restructuring & Related Costs • $14.0 Million in 4Q 2020 • $16.0 Million Expected in FY 2021 FCF Conversion Nearly 200% In 2020; Net Leverage Now At 1.0x KEY FINANCIAL METRICS Balance Sheet as January 2, 2021 • Total Debt of $1,071.4 Million • Net Debt of $460.1 Million • Net Debt/Adj. EBITDA* of 1.0 Free Cash Flow* • $107.7 Million in 4Q 2020 • Q4 Conversion of 174.8% • YTD Conversion of 190.3% • No Shares Purchased in 4Q 2020 • Remaining authorization $210M * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 4Q 2020

4Q 2020 1Q 2021 OUTLOOK

Introducing 1Q 2021 Guidance*

- Adjusted Diluted Earnings per Share** in a Range of $1.55 to $1.75 for 1Q, Up Almost 26% Y/Y at the Mid-Point

Other FY 2021 Modeling Assumptions

- Net Interest Expense of ~$28 Million***
- Capital Expenditures of ~$57 Million
- Depreciation & Amortization Expense of ~$131 Million
- Effective Tax Rate of ~21%
- Expect FCF > 100% of Adj. Net Income

* Our guidance does not take into account any costs, expenses or other effects of the transaction announced today whereby Rexnord will separate its Process & Motion Control business by way of a spin-off to Rexnord shareholders and then immediately combine it with Regal in a Reverse Morris Trust transaction.

** Non-GAAP Financial Measurement, See Appendix for Reconciliation.

*** Excludes transaction-related financing costs.

Strong Momentum to Start 2021

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©2020 Regal Beloit Corporation 13 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 4Q 2020 Results & 1Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2020

4Q Appendix

©2020 Regal Beloit Corporation 15 APPENDIX4Q 2020 ADJUSTED DILUTED EARNINGS PER SHARE Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 GAAP Diluted Earnings Per Share 1.23$ 0.89$ 4.64$ 5.66$ Restructuring and Related Costs 0.26 0.33 0.69 0.57 Transaction Costs 0.01 — 0.01 — Goodwill Impairment 0.26 — 0.26 — Loss (Gain) on Businesses Divested and Assets to be Exited 0.02 0.01 0.10 (0.69) Loss (Gain) on Sales of Assets — (0.06) 0.01 (0.06) Net Loss (Income) from Businesses Divested/to be Exited — 0.01 0.01 (0.07) Executive Transition Costs — 0.07 0.05 0.08 Adjusted Diluted Earnings Per Share 1.78$ 1.25$ 5.77$ 5.49$ Three Months Ended Twelve Months Ended

©2020 Regal Beloit Corporation 16 APPENDIX4Q 2020

4Q 2020

APPENDIX

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Three Months Ended									
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019
GAAP Income (Loss) from Operations	$ 22.2	$ 7.9	$ (14.9)	$ (1.4)	$ 41.3	$ 35.7	$ 25.6	$ 19.5	$ 74.2	$ 61.7
Restructuring and Related Costs	1.5	7.0	7.0	2.9	0.6	2.7	4.9	5.5	14.0	18.1
Transaction Costs	-	-	-	-	-	-	0.7	-	0.7	-
Goodwill Impairment	-	-	10.5	-	-	-	-	-	10.5	-
Loss on Businesses Divested and Assets to be Exited	-	0.1	-	-	-	-	1.0	0.4	1.0	0.5
Gain on Sale of Assets	-	-	-	-	-	(3.8)	-	-	-	(3.8)
Operating Loss from Businesses Divested/to be Exited	-	-	-	-	-	0.6	-	-	-	0.6
Executive Transition Costs	-	0.1	-	0.1	-	0.1	-	0.1	-	0.4
Adjusted Income from Operations	$ 23.7	$ 15.1	$ 2.6	$ 1.6	$ 41.9	$ 35.3	$ 32.2	$ 25.5	$ 100.4	$ 77.5
GAAP Operating Margin %	9.8 %	3.9 %	(10.7)%	(1.0)%	18.4 %	17.3 %	13.5 %	10.2 %	9.5 %	8.4 %
Adjusted Operating Margin %	10.5 %	7.5 %	1.9 %	1.2 %	18.7 %	17.1 %	17.0 %	13.3 %	12.9 %	10.5 %

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Twelve Months Ended									
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019	Jan 2, 2021	Dec 28, 2019
GAAP Income (Loss) from Operations	$ 66.2	$ 103.1	$ (5.6)	$ (9.3)	$ 130.0	$ 163.9	$ 89.5	$ 93.4	$ 280.1	$ 351.1
Restructuring and Related Costs	6.4	11.8	12.3	8.4	3.7	4.2	14.4	6.9	36.8	31.3
Transaction Costs	-	0.1	-	-	-	-	0.7	-	0.7	0.1
Goodwill Impairment	-	-	10.5	-	-	-	-	-	10.5	-
Loss (Gain) on Businesses Divested and Assets to be Exited	2.7	(32.6)	0.2	1.0	1.3	(4.7)	1.0	1.6	5.2	(34.7)
Loss (Gain) on Sale of Assets	0.2	-	0.3	-	0.2	(3.8)	(0.1)	-	0.6	(3.8)
Operating (Income) Loss from Businesses Divested/to be Exited	-	(3.3)	-	-	0.4	(0.5)	-	(0.3)	0.4	(4.1)
Executive Transition Costs	0.5	0.6	0.4	0.5	0.5	0.6	0.4	0.5	1.8	2.2
Adjusted Income from Operations	$ 76.0	$ 79.7	$ 18.1	$ 0.6	$ 136.1	$ 159.7	$ 105.9	$ 102.1	$ 336.1	$ 342.1
GAAP Operating Margin %	8.1 %	11.4 %	(1.1)%	(1.6)%	15.4 %	16.9 %	12.6 %	11.8 %	9.6 %	10.8 %
Adjusted Operating Margin %	9.3 %	9.1 %	3.4 %	0.1 %	16.1 %	16.9 %	14.9 %	13.0 %	11.6 %	10.7 %

REGAL
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©2020 Regal Beloit Corporation 18 APPENDIX4Q 2020 ADJUSTED NET SALES (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Net Sales 226.4$ 202.0$ 139.8$ 138.0$ 224.5$ 206.4$ 189.8$ 191.8$ 780.5$ 738.2$ Nets Sales from Businesses Divested/to be Exited - - - - - (0.2) - - - (0.2) Adjusted Net Sales 226.4$ 202.0$ 139.8$ 138.0$ 224.5$ 206.2$ 189.8$ 191.8$ 780.5$ 738.0$ ADJUSTED NET SALES (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Net Sales 820.2$ 905.3$ 528.8$ 575.4$ 846.8$ 968.5$ 711.2$ 788.8$ 2,907.0$ 3,238.0$ Nets Sales from Businesses Divested/to be Exited - (25.0) - - - (22.2) - (5.6) - (52.8) Adjusted Net Sales 820.2$ 880.3$ 528.8$ 575.4$ 846.8$ 946.3$ 711.2$ 783.2$ 2,907.0$ 3,185.2$ Twelve Months Ended Commercial Systems Climate Solutions Power Transmission Solutions Total RegalIndustrial Systems Total Regal Three Months Ended Commercial Systems Climate Solutions Power Transmission SolutionsIndustrial Systems

©2020 Regal Beloit Corporation 19 APPENDIX4Q 2020 ADJUSTED EFFECTIVE TAX RATE (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Income before Taxes 68.8$ 51.3$ 250.6$ 303.8$ Provision for Income Taxes 17.3 13.7 56.8 61.2 Effective Tax Rate 25.1% 26.7% 22.7% 20.1% Income before Taxes 68.8$ 51.3$ 250.6$ 303.8$ Goodwill Impairment 10.5 - 10.5 - Loss (Gain) on Businesses Divested and Assets to be Exited 1.0 0.5 5.2 (34.7) Adjusted Income before Taxes 80.3$ 51.8$ 266.3$ 269.1$ Provision for Income Taxes 17.3$ 13.7$ 56.8$ 61.2$ Tax Effect from Loss (Gain) on Businesses Divested and Assets to be Exited 0.3 0.1 1.2 (5.4) Non-deductible Portion of Executive Transition Costs - (2.3) (0.5) (2.3) Adjusted Provision for Income Taxes 17.6$ 11.5$ 57.5$ 53.5$ Adjusted Effective Tax Rate 21.9% 22.2% 21.6% 19.9% Three Months Ended Twelve Months Ended

©2020 Regal Beloit Corporation 20 APPENDIX4Q 2020 FREE CASH FLOW (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Jan 2, 2021 Dec 28, 2019 Net Cash Provided by Operating Activities 125.5$ 137.3$ 435.4$ 408.5$ Additions to Property Plant and Equipment (17.8) (15.1) (47.5) (92.4) Free Cash Flow 107.7$ 122.2$ 387.9$ 316.1$ GAAP Net Income Attributable to Regal Beloit Corporation 50.4$ 36.7$ 189.3$ 238.9$ Goodwill Impairment 10.5 - 10.5 - Loss (Gain) on Businesses Divested and Impairments 1.0 0.5 5.2 (34.7) Tax Effect from Loss (Gain) on Businesses Divested and Impairments (0.3) (0.1) (1.2) 5.4 Adjusted Net Income Attributable to Regal Beloit Corporation 61.6$ 37.1$ 203.8$ 209.6$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 174.8% 329.4% 190.3% 150.8 % Three Months Ended Twelve Months Ended

4Q 2020 APPENDIX

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Jan 2, 2021	$ 226.4	$ 139.8	$ 224.5	$ 189.8	$ 780.5
Impact from Foreign Currency Exchange Rates	(3.9)	(1.6)	1.1	(1.7)	(6.1)
Organic Sales Three Months Ended Jan 2, 2021	$ 222.5	$ 138.2	$ 225.6	$ 188.1	$ 774.4
Net Sales Three Months Ended Dec 28, 2019	$ 202.0	$ 138.0	$ 206.4	$ 191.8	$ 738.2
Net Sales from Business Divested/to be Exited	-	-	(0.2)	-	(0.2)
Adjusted Net Sales Three Months Ended Dec 28, 2019	$ 202.0	$ 138.0	$ 206.2	$ 191.8	$ 738.0
Organic Sales Growth %	10.1 %	0.1 %	9.4 %	(1.9)%	4.9 %
Net Sales Growth %	12.1 %	1.3 %	8.8 %	(1.0)%	5.7 %

ORGANIC SALES GROWTH (Dollars in Millions)	Twelve Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Twelve Months Ended Jan 2, 2021	$ 820.2	$ 528.8	$ 846.8	$ 711.2	$ 2,907.0
Impact from Foreign Currency Exchange Rates	(0.5)	5.7	5.7	0.4	11.3
Organic Sales Twelve Months Ended Jan 2, 2021	$ 819.7	$ 534.5	$ 852.5	$ 711.6	$ 2,918.3
Net Sales Twelve Months Ended Dec 28, 2019	$ 905.3	$ 575.4	$ 968.5	$ 788.8	$ 3,238.0
Net Sales from Business Divested/to be Exited	(25.0)	-	(22.2)	(5.6)	(52.8)
Adjusted Net Sales Twelve Months Ended Dec 28, 2019	$ 880.3	$ 575.4	$ 946.3	$ 783.2	$ 3,185.2
Organic Sales Growth %	(6.9)%	(7.1)%	(9.9)%	(9.1)%	(8.4)%
Net Sales Growth %	(9.4)%	(8.1)%	(12.6)%	(9.8)%	(10.2)%

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©2020 Regal Beloit Corporation 22 APPENDIX4Q 2020 OPERATING LEVERAGE-TOTAL REGAL (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Change Jan 2, 2021 Dec 28, 2019 Change GAAP Income from Operations 74.2$ 61.7$ 12.5$ 280.1$ 351.1$ (71.0)$ Adjusted Income from Operations 100.4$ 77.5$ 22.9$ 336.1$ 342.1$ (6.0)$ Net Sales 780.5$ 738.2$ 42.3$ 2,907.0$ 3,238.0$ (331.0)$ Nets Sales from Businesses Divested/to be Exited - (0.2) 0.2$ - (52.8) 52.8$ Adjusted Net Sales 780.5$ 738.0$ 42.5$ 2,907.0$ 3,185.2$ (278.2)$ GAAP Operating Leverage 29.6% 21.5 % Adjusted Operating Leverage 53.9% 2.2 % Three Months Ended Twelve Months Ended OPERATING LEVERAGE-CLIMATE SOLUTIONS (Dollars in Millions) Jan 2, 2021 Dec 28, 2019 Change Jan 2, 2021 Dec 28, 2019 Change GAAP Income from Operations 41.3$ 35.7$ 5.6$ 130.0$ 163.9$ (33.9)$ Adjusted Income from Operations 41.9$ 35.3$ 6.6$ 136.1$ 159.7$ (23.6)$ Net Sales 224.5$ 206.4$ 18.1$ 846.8$ 968.5$ (121.7)$ Adjusted Net Sales 224.5$ 206.2$ 18.3$ 846.8$ 946.3$ (99.5)$ GAAP Operating Leverage 30.9% 27.9 % Adjusted Operating Leverage 36.1% 23.7 % Three Months Ended Twelve Months Ended

©2020 Regal Beloit Corporation 23 APPENDIX4Q 2020 (Dollars in Millions) LTM Jan 2, 2021 Net Income 193.8$ Plus: Income Taxes 56.8 Plus: Interest Expense 39.8 Less: Interest Income (5.9) Plus: Depreciation and Amortization 131.4 EBITDA 415.9$ Current Maturities of Debt 231.0$ Long-Term Debt 840.4 Total Gross Debt 1,071.4$ Total Gross Debt/EBITDA 2.6 TOTAL GROSS DEBT/EBITDA (Dollars in Millions) LTM Jan 2, 2021 Net Income 193.8$ Plus: Income Taxes 56.8 Plus: Interest Expense 39.8 Less: Interest Income (5.9) Plus: Depreciation and Amortization 131.4 Plus: Restructuring and Related Costs 36.8 Plus: Transaction Costs 0.7 Plus: Impairment and Exit Related Costs 5.3 Plus: Executive Transition Costs 1.8 Plus: Goodwill Impairment 10.5 Plus: Operating Loss from Businesses Divested/to be Exited 0.4 Plus: Loss on Sale of Assets 0.6 Less: Gain on Divestiture of Business (0.1) Adjusted EBITDA 471.9$ Current Maturities of Debt 231.0$ Long-Term Debt 840.4 Total Gross Debt 1,071.4$ Total Gross Debt/Adjusted EBITDA 2.3 TOTAL GROSS DEBT/ADJUSTED EBITDA

©2020 Regal Beloit Corporation 24 APPENDIX4Q 2020 (Dollars in Millions) LTM Jan 2, 2021 Net Income 193.8$ Plus: Income Taxes 56.8 Plus: Interest Expense 39.8 Less: Interest Income (5.9) Plus: Depreciation and Amortization 131.4 EBITDA 415.9$ Current Maturities of Debt 231.0$ Long-Term Debt 840.4 Less: Cash (611.3) Total Net Debt 460.1$ Total Net Debt/EBITDA 1.1 TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Jan 2, 2021 Net Income 193.8$ Plus: Income Taxes 56.8 Plus: Interest Expense 39.8 Less: Interest Income (5.9) Plus: Depreciation and Amortization 131.4 Plus: Restructuring and Related Costs 36.8 Plus: Transaction Costs 0.7 Plus: Impairment and Exit Related Costs 5.3 Plus: Executive Transition Costs 1.8 Plus: Goodwill Impairment 10.5 Plus: Operating Loss from Businesses Divested/to be Exited 0.4 Plus: Loss on Sale of Assets 0.6 Less: Gain on Divestiture of Business (0.1) Adjusted EBITDA 471.9$ Current Maturities of Debt 231.0$ Long-Term Debt 840.4 Less: Cash (611.3) Total Net Debt 460.1$ Total Net Debt/Adjusted EBITDA 1.0 TOTAL NET DEBT/ADJUSTED EBITDA

4Q 2020 APPENDIX

The following tables outline by quarter and full year the 2019 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited.

	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2019 First Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended March 30, 2019	$ 242.2	$ 138.1	$ 263.3	$ 210.2	$ 853.8
Net Sales from Businesses Divested/to be Exited	(12.4)	-	(15.5)	(5.6)	(33.5)
Adjusted Net Sales from Ongoing Business	$ 229.8	$ 138.1	$ 247.8	$ 204.6	$ 820.3
GAAP Income (Loss) from Operations Three Months Ended March 30, 2019	$ 57.8	$ (4.3)	$ 38.9	$ 28.2	$ 120.6
Restructuring and Related Costs	1.2	0.9	0.1	0.1	2.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
(Gain) Loss on Businesses Divested and Assets to be Exited	(34.6)	1.0	1.3	1.1	(31.2)
Operating Income from Businesses Divested/to be Exited	(1.7)	-	(1.9)	(0.3)	(3.9)
Executive Transition Costs	0.4	0.3	0.5	0.4	1.6
Adjusted Income (Loss) from Operations of Ongoing Business	$ 23.2	$ (2.1)	$ 38.9	$ 29.5	$ 89.5
Ongoing Business Adjusted Operating Margin %	10.1 %	(1.5)%	15.7 %	14.4 %	10.9 %
Fiscal 2019 Second Quarter Schedule for Ongoing Business					
Net Sales Three Months Ended June 29, 2019	$ 246.3	$ 155.5	$ 267.9	$ 204.0	$ 873.7
Net Sales from Businesses Divested/to be Exited	(12.6)	-	(5.6)	-	(18.2)
Adjusted Net Sales from Ongoing Business	$ 233.7	$ 155.5	$ 262.3	$ 204.0	$ 855.5
GAAP Income (Loss) from Operations Three Months Ended June 29, 2019	$ 20.8	$ (1.3)	$ 51.7	$ 24.8	$ 96.0
Restructuring and Related Costs	1.1	1.5	0.6	0.4	3.6
Purchase Accounting and Transaction Costs	-	-	-	-	-
(Gain) Loss on Businesses Divested and Assets to be Exited	1.8	-	(6.1)	0.1	(4.2)
Operating Income from Businesses Divested/to be Exited	(1.6)	-	(0.1)	-	(1.7)
Executive Transition Costs	0.1	-	-	-	0.1
Adjusted Income from Operations of Ongoing Business	$ 22.2	$ 0.2	$ 46.1	$ 25.3	$ 93.8
Ongoing Business Adjusted Operating Margin %	9.5 %	0.1 %	17.6 %	12.4 %	11.0 %

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4Q 2020 APPENDIX

Fiscal 2019 Third Quarter Schedule for Ongoing Business										
Net Sales Three Months Ended September 28, 2019	$	214.8	$	143.8	$	230.9	$	182.8	$	772.3
Net Sales from Businesses Divested/to be Exited		-		-		(0.9)		-		(0.9)
Adjusted Net Sales from Ongoing Business	$	214.8	$	143.8	$	230.0	$	182.8	$	771.4
GAAP Income (Loss) from Operations Three Months Ended September 28, 2019	$	16.6	$	(2.3)	$	37.6	$	20.9	$	72.8
Restructuring and Related Costs		2.5		3.1		0.8		0.9		7.3
Purchase Accounting and Transaction Costs		-		-		-		-		-
Loss on Businesses Divested and Assets to be Exited		0.1		-		0.1		-		0.2
Operating Income from Businesses Divested/to be Exited		-		-		0.9		-		0.9
Executive Transition Costs		-		0.1		-		-		0.1
Adjusted Income from Operations of Ongoing Business	$	19.2	$	0.9	$	39.4	$	21.8	$	81.3
GAAP Operating Margin %		7.7%		-1.6%		16.3%		11.4%		9.4%
Ongoing Business Adjusted Operating Margin %		8.9 %		0.6 %		17.1 %		11.9 %		10.5 %
Fiscal 2019 Fourth Quarter Schedule for Ongoing Business										
Net Sales Three Months Ended December 28, 2019	$	175.9	$	120.6	$	178.2	$	159.4	$	634.1
Net Sales from Businesses Divested/to be Exited		-		-		-		-		-
Adjusted Net Sales from Ongoing Business	$	175.9	$	120.6	$	178.2	$	159.4	$	634.1
GAAP Income (Loss) from Operations Three Months Ended December 28, 2019	$	7.9	$	(1.4)	$	35.7	$	19.5	$	61.7
Restructuring and Related Costs		7.0		2.9		2.7		5.5		18.1
Gain on Sale of Assets		-		-		(3.8)		-		(3.8)
Loss on Businesses Divested and Assets to be Exited		0.1		-		-		0.4		0.5
Operating (Income) Loss from Businesses Divested/to be Exited		-		-		0.6		-		0.6
Executive Transition Costs		0.1		0.1		0.1		0.1		0.4
Adjusted Income from Operations of Ongoing Business	$	15.1	$	1.6	$	35.3	$	25.5	$	77.5
Ongoing Business Adjusted Operating Margin %		8.6%		1.3%		19.8%		16.0%		12.2%

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4Q 2020 APPENDIX

Fiscal 2019 Twelve Months Ended for Ongoing Business					
Net Sales Twelve Months Ended December 28, 2019	$ 879.2	$ 558.0	$ 940.3	$ 756.4	$ 3,133.9
Net Sales from Businesses Divested/to be Exited	(25.0)	-	(22.0)	(5.6)	(52.6)
Adjusted Net Sales from Ongoing Business	$ 854.2	$ 558.0	$ 918.3	$ 750.8	$ 3,081.3
GAAP Income (Loss) from Operations Nine Months Ended December 28, 2019	$ 103.1	$ (9.3)	$ 163.9	$ 93.4	$ 351.1
Restructuring and Related Costs	11.8	8.4	4.2	6.9	31.3
Purchase Accounting and Transaction Costs	0.1	-	-	-	0.1
Gain on Sale of Assets	-	-	(3.8)	-	(3.8)
(Gain) Loss on Businesses Divested and Assets to be Exited	(32.6)	1.0	(4.7)	1.6	(34.7)
Operating Income from Businesses Divested/to be Exited	(3.3)	-	(0.5)	(0.3)	(4.1)
Executive Transition Costs	0.6	0.5	0.6	0.5	2.2
Adjusted Income from Operations of Ongoing Business	$ 79.7	$ 0.6	$ 159.7	$ 102.1	$ 342.1
Ongoing Business Adjusted Operating Margin %	9.3 %	0.1 %	17.4 %	13.6 %	11.1 %

2019 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	Three Months Ended				Twelve Months Ended Dec 28, 2019
	Mar 30, 2019	Jun 29, 2019	Sep 28, 2019	Dec 28, 2019	
Adjusted Diluted Earnings Per Share	$ 1.43	$ 1.52	$ 1.35	$ 1.25	**$ 5.55**
Earnings Per Share from Businesses Divested/to be Exited	(0.03)	(0.03)	-	-	**(0.06)**
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 1.40	$ 1.49	$ 1.35	$ 1.25	**$ 5.49**

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©2020 Regal Beloit Corporation 28 APPENDIX Shipping Days 1Q 2Q 3Q 4Q FY 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 2021 64 64 63 60 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017, 2018, 2019 and 2021 have 52 weeks  Fiscal Year 2020 has 53 weeks 4Q 2020